UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2009

Health Net, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 13, 2009, members of the management team of Health Net, Inc. (the “Company”) will be meeting with investors and analysts in connection with the Bank of America and Merrill Lynch 2009 Health Care Conference. During this meeting, the Company intends to address its prospects and historical performance. The Company will have an audio webcast of its presentation at the meeting at 10:40 a.m. (Eastern Time) on May 13, 2009 from the “Investor Relations–Presentations and Webcasts” section of its website at www.healthnet.com. A replay of the Company’s presentation will be available on the Company’s website, and the Company’s slides for the presentation are attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT: Certain statements made in this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, a continued decline in the economy, negative prior period claims reserve developments, investment portfolio impairment charges, volatility in the financial markets, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or Medicaid business, litigation costs, regulatory issues, operational issues, health care reform and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and the risks discussed in the Company’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Health Net, Inc. Presentation Slides for the Bank of America and Merrill Lynch 2009 Health Care Conference, dated May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 12, 2009	By:	/s/ Linda V. Tiano
	Name:	Linda V. Tiano
	Title:	Senior Vice President, General Counsel and Secretary

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